UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TORVEC, INC.

(Name of Registrant as Specified In Its Charter)

Richard A. Kaplan, CEO

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.

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Dear Shareholder,
Torvec, Inc.
Mt. Read Industrial Facility
1999 Mt. Read Blvd.
Rochester, New York 14615

You can vote at the Annual Meeting or any adjournment or postponement thereof if you were a common shareholder at the close of business on December 3, 2010 (“the Record Date”).

The annual meeting of shareholders of the company to be held at the Casa Larga Vineyards, 2287 Turk Hill Road, Fairport, New York 14450, on Thursday, January 27, 2011, at 7:00 P.M., local time.
Proposals to be considered at the Annual Meeting:
(1)	To consider and act upon a proposal to elect to the Company’s Board of Directors 9 persons nominated by the Board of Directors;

(2)	To consider and act upon a proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year;

(3)	To consider and act upon a proposal to approve the Company’s 2011 Stock Option Plan;

(4)	To consider and act upon a proposal to approve stand-alone options granted by the board of directors to directors and executive officers;

(5)	To consider and act upon an Advisory Resolution on Executive Compensation;

(6)	To consider and act upon an Advisory Resolution on the Frequency of the Shareholders’ Advisory Resolution on Executive Compensation.
Management recommends a vote FOR Proposals 1, 2, 3, 4, 5 and 1 YEAR on Proposal 6.

*Shareholders are cordially invited to attend the Annual Meeting and vote in person.
Vote Your Proxy on the Internet:
Go to www.continentalstock.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

The Proxy Materials are available for review at:
http://www.cstproxy.com/torvec/2011

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Torvec, Inc.
Mt. Read Industrial Facility
1999 Mt. Read Blvd.
Rochester, New York 14615
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held January 27, 2011.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before January 19, 2011 to facilitate a timely delivery.
The following Proxy Materials are available to you to review at: http://www.cstproxy.com/torvec/2011
-	the Company’s Annual Report for the year ending December 31, 2009.

-	the Company’s 2011 Proxy Statement (including all attachments thereto)

-	the Proxy Card.

-	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ON LINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company I.D., 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS
By telephone please call 1-888-221-0690,
or
By logging on to http://www.cstproxy.com/torvec/2010
or
By email at: proxy@continentalstock.com
Please include the company name and your account number in the subject line.